SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported	October 12, 2006

Breeze-Eastern Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7872	95-4062211

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Liberty Ave, Union, New Jersey		07083

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(908) 688-2440

TransTechnology Corporation
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 8.01 Other Events
On October 12, 2006, Breeze-Eastern Corporation (the “Company”), formerly known as TransTechnology Corporation, announced that it has filed an amendment to its Certificate of Incorporation with the Delaware Secretary of State effectuating the change of its name from TransTechnology Corporation to Breeze-Eastern Corporation. At the Annual Meeting of Stockholders held on July 19, 2006, the stockholders of the Company approved the amendment to the Certificate of Incorporation and authorized the board of directors to determine the timing of the name change.
A copy of the Certificate of Amendment to the Certificate of Incorporation is attached hereto as Exhibit 3.1.
Reference is also made to the Company’s press release dated October 12, 2006, a copy of which is filed as Exhibit 99.1 to this Form 8-K.
ITEM 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired. None
     (b) Pro Forma Financial Information. None
     (c) Exhibits.

Exhibit	Description

3.1	Certificate of Amendment to Certificate of Incorporation of the Company.

99.1	Press Release of the Company issued October 12, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE-EASTERN CORPORATION

By:	/s/ Joseph F. Spanier

Joseph F. Spanier, Vice President, Chief
Financial Officer and Treasurer
Date: October 13, 2006

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